UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):

October 20, 2004

ASCENDANT SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27945	75-2900905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16250 Dallas Parkway, Suite 102, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

(972) 250-0945

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 20, 2004, Craig Mackey resigned from his position as President and Chief Executive Officer of Dougherty’s Holdings, Inc., a subsidiary of the Company. David E. Bowe, the Company’s President and Chief Executive Officer, will serve as President and Chief Executive Officer of Dougherty’s Holdings, Inc until a permanent successor is found.

Item 9.01. Financial Statements and Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENDANT SOLUTIONS, INC.

Dated: October 22, 2004	By: /s/DAVID E. BOWE
David E. Bowe
Chief Executive Officer and President